EXHIBIT 32.1
PHANTOM ENTERTAINMENT, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Phantom Entertainment, Inc (the "Company") on Form 10-KSB for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Greg Koler, Chief Executive Officer and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Phantom Entertainment, Inc and will be retained by Phantom Entertainment, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Greg Koler ________________________________________ Greg Koler Chief Executive Officer and Interim Chief Financial Officer Date: May 18, 2007